AMENDMENT NO. 3 TO CREDIT AND GUARANTY AGREEMENT

          AMENDMENT dated as of June 30, 1992 among WAINOCO OIL & GAS COMPANY (the "Borrower"), WAINOCO OIL CORPORATION ("Wainoco"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                                    WITNESSETH:

          WHEREAS, the parties hereto have heretofore entered into a Credit and Guaranty Agreement dated as of October 4, 1991, as amended by Amendment No. 1 dated as of December 31, 1991 and by Amendment No. 2 dated as of June 24, 1992 (as so amended, the "Agreement"); and

          WHEREAS, the parties hereto desire to amend the Agreement in the manner set forth herein.

          NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

          SECTION 2. Amendment of Section 1.01 of the Agreement. (A) The following defined terms in Section 1.01 are redefined as follows:

          "Borrowing Base" means (i) on any date prior to the Determination Date next succeeding the date of delivery of the Second Borrower Engineer's Report, $20,000,000 less the Net Sales Proceeds of any of the Borrower Engineered Properties covered by the Second Borrower Engineer's Report sold or transferred on or after the date of such Engineer's Report, and (ii) on any date on or after such Determination Date, the amount notified to the Borrower by the Agent pursuant to Section 2.01(b) as the amount of the Borrowing Base on the most recent Determination Date falling on or prior to such date less the Net Sales Proceeds of any of the Borrower Engineered Properties covered by the then most recent Borrower Engineer's Report sold or transferred on or after the date of such Engineer's Report (unless such sale or transfer is otherwise taken into account in the determination of the Borrowing Base for such date). The Borrower will promptly notify the Agent of the amount of any sale or other transfer of Borrower Engineered Properties which requires a reduction in the Borrowing Base pursuant to this Section.

          "Maturity Date" means the Quarterly Date falling in December, 1998.

          "Quarterly Date" means the last Euro-Dollar Business Day of each March, June, September and December.

          "Termination Date" means the Quarterly Date falling in December,
1993.

          (B) The following defined term is hereby added to Section 1.01:

          "Second Borrower Engineer's Report" means the report of Ryder Scott Company dated January 1, 1992 delivered to the Agent pursuant to
          Section 5.14(a) of the Agreement.

          SECTION 3. Amendment of Section 2.05 of the Agreement. (A) In Section 2.05(a) of the Agreement, the first sentence is amended to read as follows:

          (a) Each Domestic Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to (i) the sum of 1/4 of 1% plus the Base Rate for such day, if such day falls prior to the Termination Date; and (ii) the sum of 1/2 of 1% plus the Base Rate for such day, if such day falls on or after the Termination Date.

          (B) In Section 2.05(b), the defined term "Margin" is redefined as follows:

          "Margin" means (i) 1 1/4% prior to the Termination Date; and (ii) 1 1/2% on and after the Termination Date.

          SECTION 4. Amendment of Section 2.06(b) of the Agreement. In Section 2.06(b) of the Agreement, the first sentence is amended to read as follows:

          (b) Commitment Fee. During the Revolving Credit Period, the Borrower shall pay to the Agent for the accounts of the Banks ratably in proportion to their Commitments a commitment fee at the rate of 3/8 of 1% per annum on the daily average amount by which the aggregate amount of the Commitments exceeds the aggregate outstanding principal amount of the Loans.

          SECTION 5. Amendment of Section 5.07 of the Agreement. Section 5.07 is amended to read as follows:

          SECTION 5.07. Debt. Neither Wainoco nor any Subsidiary will, after the date hereof, create, incur or assume any Debt other than (i) under the Financing Documents, (ii) in the case of Wainoco, not to exceed Cnd.$40,000,000 under the Wainoco Credit Agreement, (iii) in the case of FHI, not to exceed U.S.$50,000,000 under the Frontier Debt, (iv) in the case of Wainoco, loans or advances by any Person (not being a Subsidiary) to it for working capital purposes in an aggregate amount not exceeding $5,000,000 at any one time, (v) loans or advances by Wainoco to a Subsidiary or by a Subsidiary to Wainoco,
          (vi) in the case of Wainoco, unsecured notes not to exceed $100,000,000, (vii) in the case of Wainoco, not to exceed $46,000,000 under the Wainoco Convertible Debentures, and (viii) in the case of Wainoco, not to exceed $17,500,000 under the Wainoco Subordinated Debentures.

          SECTION 6. Reduction of the Commitments. On the effective date of this Amendment, the Commitments shall be ratably reduced by $7,500,000.

          SECTION 7. Participation Fee. On the effective date of this Amendment, the Borrower shall pay to the Agent for the account of the Banks ratably in proportion to their respective Commitments on and as of such date participation fees in an amount of 1/8 of 1% of the aggregate amount of such Commitments.

          SECTION 8. Effectiveness of this Amendment. This Amendment shall become effective on the date that each of the following shall have been satisfied (or waived in accordance with Section 10.06 of the Agreement):

          (a) receipt by the Agent of duly executed counterparts hereof signed by the Borrower and the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

          (b) repayment in full of the amount by which the aggregate outstanding principal amount of the Loans on the date hereof exceeds $20,000,000;

          (c) payment in full to the Agent of the participation fees described in Section 7 of this Amendment;

          (d) receipt by the Agent of an opinion of Andrews & Kurth, L.L.P., counsel for the Borrower and Wainoco, satisfactory in form and scope to the Agent;

          (e) receipt by the Agent of an opinion of Gordon, Arata, McCollam & Duplantis, special Louisiana counsel for the Borrower, to the effect that the execution, delivery and performance of this Amendment has no adverse effect on its opinion dated October 11, 1991 and delivered to the Banks and the Agent pursuant to Section 3.01(d) of the Agreement;

          (f) receipt by the Agent of an opinion of White & Morse, special Mississippi counsel for the Borrower, to the effect that the execution, delivery and performance of this Amendment has no adverse effect on its opinion dated October 11, 1991 and delivered to the Banks and the Agent pursuant to Section 3.01(e) of the Agreement; and

          (g) receipt by the Agent of a certificate of the Treasurer of the Borrower attesting to the fact that the representation and warranties of the Borrower and of Wainoco contained in the Financing Documents are true on and as of such date.

          SECTION 9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 10. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              WAINOCO OIL & GAS COMPANY

                              By: /s/ Julie H. Edwards
                              Title: Vice President,
                                Secretary & Treasurer

                              WAINOCO OIL CORPORATION

                              By: /s/ Julie H. Edwards
                              Title: Vice President,
                                Secretary & Treasurer

                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK

                              By: /s/ Peter Rugg
                              Title: Vice President

                              J.P. MORGAN DELAWARE

                              By: /s/ D.J. Morris
                              Title: Vice President

                              BANK OF MONTREAL

                              By: /s/ Frank J. Techar
                              Title: Director

                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK, as Agent

                              By: /s/ Peter Rugg
                              Title: Vice President